                           GREEN TREE FINANCIAL CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1998 between the Company and First Trust National Association, as Trustee of Home Improvement and Home Equity Trust 1998-E (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of January, 1999.

                                       GREEN TREE FINANCIAL CORP.




                                       BY: /s/ Phyllis A. Knight
                                           ----------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER




The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1998 between the Company and First Trust (N.A), as Trustee of Home Improvement and Home Equity Loan Trust 1998-E (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 1998 to December 31, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of January, 1999.

                                       GREEN TREE FINANCIAL CORP.




                                       BY: /s/ Phyllis A. Knight
                                           ----------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - E
                                 MONTHLY REPORT
                                  DECEMBER 1998

                                                      Distribution Date: 1/15/99
                                                           CUSIP# 393505 Q70,Q88
                                                                     Q96,R20,R38
                                                                        R46, R61
                                                        Trust Account: 3337113-0

SUB-POOL HI
-----------

1.   Sub-Pool HI Amount Available (including Monthly Servicing Fee)                                              $10,611,020.95
                                                                                                                 --------------

2.   Sub-Pool HI Formula Principal Distribution Amount:

               (a)  Scheduled Principal                                                   $ 1,222,692.57
                                                                                          --------------
               (b)  Principal Prepayments                                                   5,927,830.19
                                                                                          --------------
               (c)  Liquidated Contracts                                                            0.00
                                                                                          --------------
               (d)  Repurchases                                                                     0.00
                                                                                          --------------
               (e)  Previously undistributed (a)-(d) amounts                                        0.00
                                                                                          --------------
               (f)  Sub-Pool HI Pre-Funded Amount, if any
                    (Post-Funding Payment Date)                                                     0.00
                                                                                          --------------
               (g)  minus any Sub-Pool HI Over-Collateralization
                    Adjustment Amount                                                               0.00
                                                                                          --------------

                                             Total Principal                                                     $ 7,150,522.76
                                                                                                                 --------------

3.   (a)   Sub-Pool HI Senior Percentage                                                                                   100%
                                                                                                                 --------------
     (b)   Class HI:  Senior Addition Amount                                                                     $         0.00
                                                                                                                 --------------

4.   (a)   Class HI:  B Percentage                                                                                           0%
                                                                                                                 --------------
     (b)   Class HI:  B Floor Reduction Amount                                                                   $         0.00
                                                                                                                 --------------

Class HI: A Certificates
------------------------

     Interest

5.   Aggregate Current Interest
     (a)   Class HI: A-1 Pass-through Rate                                                        5.907%
                                                                                          --------------
     (b)   Class HI: A-1 Interest                                                                                $   707,691.42
                                                                                                                 --------------
     (c)   Class HI: A-2 Pass-through Rate                                                         6.08%
                                                                                          --------------
     (d)   Class HI: A-2 Interest                                                                                $   262,230.40
                                                                                                                 --------------
     (e)   Class HI: A-3 Pass-through Rate                                                         6.66%
                                                                                          --------------
     (f)   Class HI: A-3 Interest                                                                                $   285,699.20
                                                                                                                 --------------

6.   Amount applied to Unpaid Class HI: A Interest Shortfall                                                     $         0.00
                                                                                                                 --------------

7.   Remaining Unpaid Class HI: A Interest Shortfall                                                             $         0.00
                                                                                                                 --------------

Class HI: M-1 Certificates
--------------------------

8.   Sub-Pool HI Amount Available less all preceding distributions                                               $ 9,355,399.93
                                                                                                                 --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST

                                    1998 - E
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 2

                                                      Distribution Date: 1/15/99
                                                           CUSIP# 393505 Q70,Q88
                                                                     Q96,R20,R38
                                                                        R46, R61
                                                        Trust Account: 3337113-0

     Interest on Class HI:  M-1 Adjusted Principal Balance

 9.  Class HI: M-1 Adjusted Principal Balance                                                                    $17,500,000.00
                                                                                                                 --------------

10.  Current Interest
         (a)  Class HI: M-1 Pass-through Rate                                             7.02%
                                                                                          -----
         (b)  Class HI: M-1 Interest                                                                             $   129,675.00
                                                                                                                 --------------

11.  Amount applied to Unpaid Class HI: M-1 Interest Shortfall                                                   $         0.00
                                                                                                                 --------------

12.  Remaining Unpaid Class HI: M-1 Interest Shortfall                                                           $         0.00
                                                                                                                 --------------

Class HI: M-2 Certificates
--------------------------

13.  Sub-Pool HI Amount Available less all preceding distributions                                               $ 9,225,724.93
                                                                                                                 --------------

     Interest on Class HI:  M-2 Adjusted Principal Balance

14.  Class HI: M-2 Adjusted Principal Balance                                                                    $12,500,000.00
                                                                                                                 --------------

15.  Current Interest
     (a)  Class HI: M-2 Pass-through Rate (floating rate equal to the Weighted Average
           Home Improvement Contract Rate, but in no event greater than 7.45%)            7.45%
                                                                                          -----
     (b)  Class HI: M-2 Interest                                                                                 $    98,298.61
                                                                                                                 --------------

16.  Amount applied to Unpaid Class HI: M-2 Interest Shortfall                                                   $         0.00
                                                                                                                 --------------

17.  Remaining Unpaid Class HI: M-2 Interest Shortfall                                                           $         0.00
                                                                                                                 --------------

Class HI: B-1 Certificates
--------------------------

18.  Sub-Pool HI Amount Available less all preceding distributions                                               $ 9,127,426.32
                                                                                                                 --------------

     Interest on Class HI:  B-1 Adjusted Principal Balance

19.  Class HI: B-1 Adjusted Principal Balance                                                                    $12,500,000.00
                                                                                                                 --------------

20.  Current Interest
         (a)  Class HI: B-1 Pass-through Rate                                             7.79%
                                                                                          -----
         (b)  Class HI: B-1 Interest                                                                             $   102,784.72
                                                                                                                 --------------

21.  Amount applied to Unpaid Class HI: B-1 Interest Shortfall                                                   $         0.00
                                                                                                                 --------------

22.  Remaining Unpaid Class HI: B-1 Interest Shortfall                                                           $         0.00
                                                                                                                 --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - E
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 3

                                                      Distribution Date: 1/15/99
                                                           CUSIP# 393505 Q70,Q88
                                                                     Q96,R20,R38
                                                                        R46, R61
                                                        Trust Account: 3337113-0

Class HI: A Certificates
------------------------

23.  Sub-Pool HI Amount Available less all preceding distributions                                               $  9,024,641.60
                                                                                                                 ---------------

     Principal

24.  Class HI: A Principal Distribution:

     (a)  Class HI: A-1                                                                                          $  7,150,522.76
                                                                                                                 ---------------
     (b)  Class HI: A-2                                                                                          $          0.00
                                                                                                                 ---------------
     (c)  Class HI: A-3                                                                                          $          0.00
                                                                                                                 ---------------

25.  Class HI: A Principal Balance:

     (a)  Class HI: A-1 Principal Balance                                                                        $106,349,477.24
                                                                                                                 ---------------
     (b)  Class HI: A-2 Principal Balance                                                                        $ 40,860,000.00
                                                                                                                 ---------------
     (c)  Class HI: A-3 Principal Balance                                                                        $ 40,640,000.00
                                                                                                                 ---------------

26.  Amount, if any, by which Class HI: A Formula Principal Distribution Amount
     exceeds amounts distributed pursuant to item (24)                                                           $          0.00
                                                                                                                 ---------------

Class HI: M-1 Certificates
--------------------------

27.  Sub-Pool HI Amount Available less all preceding distributions                                               $  1,874,118.84
                                                                                                                 ---------------

     Principal

28.  Class HI: M-1 Principal Distribution                                                                        $          0.00
                                                                                                                 ---------------

29.  Class HI: M-1 Principal Balance                                                                             $ 17,500,000.00
                                                                                                                 ---------------

30.  Amount, if any, by which Class HI: M-1 Formula Principal Distribution Amount
     exceeds amounts distributed pursuant to item (28)                                                           $          0.00
                                                                                                                 ---------------

Class HI: M-2 Certificates
--------------------------

31.  Sub-Pool HI Amount Available less all preceding distributions                                               $  1,874,118.84
                                                                                                                 ---------------

     Principal

32.  Class HI: M-2 Principal Distribution                                                                        $          0.00
                                                                                                                 ---------------

33.  Class HI: M-2 Principal Balance                                                                             $ 12,500,000.00
                                                                                                                 ---------------

34.  Amount, if any, by which Class HI: M-2 Formula Principal Distribution Amount
     exceeds amounts distributed pursuant to item (32)                                                           $          0.00
                                                                                                                 ---------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - E
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 4

                                                      Distribution Date: 1/15/99
                                                           CUSIP# 393505 Q70,Q88
                                                                     Q96,R20,R38
                                                                        R46, R61
                                                        Trust Account: 3337113-0

     Class HI: B Principal Distribution Tests
     ----------------------------------------
     (tests must be satisfied on and after the Payment Date occurring in January 2002)

35.  Sub-Pool HI Average Sixty-Day Deliquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Payment Date                                                            0.22%
                                                                                                                 --------------
     (b)  Sub-Pool HI Average Sixty-Day Delinquency Ratio Test
          (arithmetic average of ratios for this month and two preceding months; may
           not exceed 2.5%)                                                                                               0.22%
                                                                                                                 --------------

36.  Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Payment Date                                                           1.06%
                                                                                                                 --------------
     (b)  Sub-Pool HI Average Thirty-Day Delinquency Ratio Test
          (arithmetic average of ratios for this month and two preceding months;                                          1.06%
          may not exceed 5%)                                                                                     --------------

37.  Sub-Pool HI Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for current Payment Date ( as a percentage
          of Cut-off Date Pool Principal Balance: may not exceed 10.0%.)                                                  0.00%
                                                                                                                 --------------

38.  Sub-Pool HI Current Realized Losses Test

     (a)  Current Realized Losses for current Payment Date                                                       $         0.00
                                                                                                                 --------------
     (b)  Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balance for third preceding
          Payment Date and for current Payment Date; may not exceed 2.5%)                                                 0.00%
                                                                                                                 --------------

39.  Class HI: B Principal Balance Test

     (a)  Class HI: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal
          Balance for prior Payment Date (must equal or exceed 20%)                                                      10.00%
                                                                                                                 --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - E
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 4

                                                      Distribution Date: 1/15/99
                                                           CUSIP# 393505 Q70,Q88
                                                                     Q96,R20,R38
                                                                        R46, R61
                                                        Trust Account: 3337113-0

Class HI: B-1 Certificates
--------------------------

40.  Sub-Pool HI Amount Available less all preceding distributions                                               $ 1,874,118.84
                                                                                                                 --------------

     Principal

41.  Class HI: B-1 Principal Distribution                                                                        $         0.00
                                                                                                                 --------------

42.  Class HI: B-1 Principal Balance                                                                             $12,500,000.00
                                                                                                                 --------------

43.  Amount, if any, by which Class HI: B-1 Formula Principal Distribution Amount
     exceeds the amount distributed pursuant to item (41)                                                        $         0.00
                                                                                                                 --------------

Sub-Pool HI Supplementary Principal Distribution
------------------------------------------------

Class HI: A Certificates
------------------------

44.  Sub-Pool HI Supplementary Principal Distribution Amount                                                     $         0.00
                                                                                                                 --------------

45.  Class HI: A Principal Distribution:

     (a)  Class HI: A-1                                                                                          $         0.00
                                                                                                                 --------------
     (b)  Class HI: A-2                                                                                          $         0.00
                                                                                                                 --------------
     (c)  Class HI: A-3                                                                                          $         0.00
                                                                                                                 --------------

46.  Class HI: A Principal Balance:

     (a)  Class HI: A-1 Principal Balance                                                                        $         0.00
                                                                                                                 --------------
     (b)  Class HI: A-2 Principal Balance                                                                        $         0.00
                                                                                                                 --------------
     (c)  Class HI: A-3 Principal Balance                                                                        $         0.00
                                                                                                                 --------------

Class HI: M-1 Certificates
--------------------------

47.  Sub-Pool HI Supplementary Principal Distribution Amount less any
     distributions pursuant to item (45)                                                                         $         0.00
                                                                                                                 --------------

48.  Class HI: M-1 Principal Distribution                                                                        $         0.00
                                                                                                                 --------------

49.  Class HI: M-1 Principal Balance                                                                             $         0.00
                                                                                                                 --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - E
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 6

                                                      Distribution Date: 1/15/99
                                                           CUSIP# 393505 Q70,Q88
                                                                     Q96,R20,R38
                                                                        R46, R61
                                                        Trust Account: 3337113-0

Class HI: M-2 Certificates
--------------------------

50.  Sub-Pool HI Supplementary Principal Distribution Amount less any
     distributions pursuant to item (45) and (48)                                                                $         0.00
                                                                                                                 --------------

51.  Class HI: M-2 Principal Distribution                                                                        $         0.00
                                                                                                                 --------------

52.  Class HI: M-2 Principal Balance                                                                             $         0.00
                                                                                                                 --------------

Class HI: M-1 Certificates
--------------------------

53.  Sub-Pool HI Amount Available less all preceding distributions                                               $         0.00
                                                                                                                 --------------

     Liquidation Loss Interest

54.  Class HI: M-1 Formula Liquidation Loss Interest Distribution Amount                                         $         0.00
                                                                                                                 --------------

55.  Amount applied to Unpaid Class HI: M-1 Liquidation Loss Interest Shortfall                                  $         0.00
                                                                                                                 --------------

56.  Remaining Unpaid Class HI: M-1 Liquidation Loss Interest Shortfall                                          $         0.00
                                                                                                                 --------------

Class HI: M-2 Certificates
--------------------------

57.  Sub-Pool HI Amount Available less all preceding distributions                                               $         0.00
                                                                                                                 --------------

     Liquidation Loss Interest

58.  Class HI: M-2 Formula Liquidation Loss Interest Distribution Amount                                         $         0.00
                                                                                                                 --------------

59.  Amount applied to Unpaid Class HI: M-2 Liquidation Loss Interest Shortfall                                  $         0.00
                                                                                                                 --------------

60.  Remaining Unpaid Class HI: M-2 Liquidation Loss Interest Shortfall                                          $         0.00
                                                                                                                 --------------

Class HI: B-1 Certificates
--------------------------

61.  Sub-Pool HI Amount Available less all preceding distributions                                               $         0.00
                                                                                                                 --------------

     Liquidation Loss Interest

62.  Class HI: B-1 Formula Liquidation Loss Interest Distribution Amount                                         $         0.00
                                                                                                                 --------------

63.  Amount applied to Unpaid Class HI: B-1 Liquidation Loss Interest Shortfall                                  $         0.00
                                                                                                                 --------------

64.  Remaining Unpaid Class HI: B-1 Liquidation Loss Interest Shortfall                                          $         0.00
                                                                                                                 --------------

             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - E
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 7

                                                      Distribution Date: 1/15/99
                                                           CUSIP# 393505 Q70,Q88
                                                                     Q96,R20,R38
                                                                        R46, R61
                                                        Trust Account: 3337113-0

Class HI: B-2 Certificates
--------------------------

65.  Sub-Pool HI Amount Available less all preceding distributions                                               $  1,874,118.84
                                                                                                                 ---------------

     Interest

66.  Current Interest
     (a)  Class HI: B-2 Pass-through Rate (floating rate equal to the
          Weighted Average Home Improvement Contract Rate, but in no event
          greater than 8.50%)                                                                                              8.50%
                                                                                                                 ---------------
     (b)  Class HI: B-2 Interest                                                                                 $    112,152.78
                                                                                                                 ---------------

67.  Amount applied to Unpaid Class HI: B-2 Interest Shortfall                                                   $          0.00
                                                                                                                 ---------------

68.  Remaining Unpaid Class HI: B-2 Interest Shortfall                                                           $          0.00
                                                                                                                 ---------------

     Principal

69.  Class HI: B-2 Principal Distribution                                                                        $          0.00
                                                                                                                 ---------------

70.  Class HI: B-2 Guaranty Payment                                                                              $          0.00
                                                                                                                 ---------------

71.  Class HI: B-2 Principal Balance                                                                             $ 12,500,000.00
                                                                                                                 ---------------

72.  Amount, if any, by which Class HI: B-2 Formula Principal Disribution
     Amount plus Class HI: B-2 Liquidation Loss Principal Amount exceeds
     Class HI B-2
     Distribution Amount                                                                                         $          0.00
                                                                                                                 ---------------

73.  Addition to Sub-Pool HE Amount Available                                                                    $          0.00
                                                                                                                 ---------------

Class HI: A, Class HI: M, and Class HI: B Certificates
------------------------------------------------------

74.  Pool Scheduled Principal Balance of Sub-Pool HI                                                             $242,849,477.24
                                                                                                                 ---------------

75.  Sub-Pool HI Pool Factors

     (a)  Class HI: A-1 Pool Factor                                                                                    .93699980
                                                                                                                 ---------------
     (b)  Class HI: A-2 Pool Factor                                                                                   1.00000000
                                                                                                                 ---------------
     (c)  Class HI: A-3 Pool Factor                                                                                   1.00000000
                                                                                                                 ---------------
     (d)  Class HI: M-1 Pool Factor                                                                                   1.00000000
                                                                                                                 ---------------
     (e)  Class HI: M-2 Pool Factor                                                                                   1.00000000
                                                                                                                 ---------------
     (f)  Class HI: B-1 Pool Factor                                                                                   1.00000000
                                                                                                                 ---------------
     (g)  Class HI: B-2 Pool Factor                                                                                   1.00000000
                                                                                                                 ---------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - E
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 8

                                                      Distribution Date: 1/15/99
                                                           CUSIP# 393505 Q70,Q88
                                                                     Q96,R20,R38
                                                                        R46, R61
                                                        Trust Account: 3337113-0

76.  Home Improvement Contracts Delinquent:

     (a)  31-59 days                                2,434,043.11           247
                                             --------------------      ------------
     (b)  60-89 days                                  623,393.30           53
                                             --------------------      ------------
     (c)  90 or more days                              25,334.79            2
                                             --------------------      ------------

77.  Principal Balance of Defaulted Home Improvement Contracts

            180 or more days delinquent                                                                          $         0.00
                                                                                                                 --------------
            In Foreclosure                                                                                       $         0.00
                                                                                                                 --------------
            REO                                                                                                  $         0.00
                                                                                                                 --------------

78.  Number of Liquidated Home Improvement Contracts and
     Net Liquidated Loss                                                                  #     0                $         0.00
                                                                                          --------------         --------------

79.  Number of Home Improvement Contracts Remaining                                                                  16,166
                                                                                                                 --------------

80.  Number and Principal Balance of Home Improvement Contracts with FHA
     Claims finally rejected, or no FHA claim submitted
     because FHA Insurance unavailable                                                    #     0                $         0.00
                                                                                          --------------         --------------

81.  FHA Insurance reserve amount                                                                                $         0.00
                                                                                                                 --------------

82.  Amount received from FHA Insurance                                                                          $         0.00
                                                                                                                 --------------

83.  (a)  Net Liquidation Losses on all FHA-Insured Home Improvement Contracts
            that became Liquidated Contracts in any prior Due Period                                             $         0.00
                                                                                                                 --------------
     (b)  Aggregate Repurchase Price of all such Liquidated Contracts                                            $         0.00
                                                                                                                 --------------
     (c)  Ratio of (a) to (b)                                                                                             0.00%
                                                                                                                 --------------

84.  Sub-Pool HI Pre-Funded Amount                                                                               $         0.00
                                                                                                                 --------------

Company, Servicer, Trustee, and Class C Subsidiary Certificates
---------------------------------------------------------------

85.  Monthly Servicing Fee                                                                                       $   104,166.67
                                                                                                                 --------------

86.  Reimbursement for unreimbursed

     (a)  FHA Premiums                                                                                           $         0.00
                                                                                                                 --------------
     (b)  Advances                                                                                               $         0.00
                                                                                                                 --------------
     (c)  Class C Certificateholder 10.06 Expenses                                                               $         0.00
                                                                                                                 --------------
     (d)  Class HI: B-2 Guaranty Payments                                                                        $         0.00
                                                                                                                 --------------

87.  Class HI: B-2 Guaranty Fee                                                                                  $   625,000.00
                                                                                                                 --------------

88.  Class C Subsidiary Residual Payment                                                                         $ 1,032,799.39
                                                                                                                 --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - E
                                 MONTHLY REPORT
                                  DECEMBER 1998

                                                      Distribution Date: 1/15/99
                                                           CUSIP# 393505 P63,P71
                                                                 P89,P97,Q21,Q39
                                                                 Q47,Q54,Q62,R79
                                                        Trust Account: 3337113-0

SUB-POOL HE
-----------

 1.  Sub-Pool HE Amount Available (including Monthly Servicing Fee
     and Reserve Account Withdrawal Amount)                                                                      $25,810,424.97
                                                                                                                 --------------

 2.  Reserve Account Withdrawal Amount                                                                           $         0.00
                                                                                                                 --------------

 3.  Sub-Pool HE Group I Formula Principal Distribution Amount:

                (a)  Scheduled Principal                                                  $   801,029.76
                                                                                          --------------
                (b)  Principal Prepayments                                                  3,261,845.86
                                                                                          --------------
                (c)  Liquidated Contracts                                                           0.00
                                                                                          --------------
                (d)  Repurchases                                                                    0.00
                                                                                          --------------
                (e)  Previously undistributed (a)-(d) Amounts                                       0.00
                                                                                          --------------
                (f)  Pre-Funded Group I Amount, if any
                     (Post Funding Payment Date)                                                    0.00
                                                                                          --------------

                                              Total Principal                                                    $ 4,062,875.62
                                                                                                                 --------------

 4. Sub-Pool HE Group II Formula Principal Distribution Amount:

                 (a)  Scheduled Principal                                                 $   770,266.01
                                                                                          --------------
                 (b)  Principal Prepayments                                                 2,091,906.64
                                                                                          --------------
                 (c)  Liquidated Contracts                                                          0.00
                                                                                          --------------
                 (d)  Repurchases                                                                   0.00
                                                                                          --------------
                 (e)  Previously undistributed (a)-(d) Amounts                                      0.00
                                                                                          --------------
                 (f)  Pre-Funded Group II Amount, if any
                      (Post Funding Payment Date)                                                   0.00
                                                                                          --------------

                                               Total Principal                                                   $ 2,862,172.65
                                                                                                                 --------------

5.   Sub-Pool HE: ARM Formula Principal Distribution Amount

               (a)  Scheduled Principal                                                   $   542,777.97
                                                                                          --------------
               (b)  Principal Prepayments                                                   2,991,797.99
                                                                                          --------------
               (c)  Liquidated Contracts                                                            0.00
                                                                                          --------------
               (d)  Repurchases                                                                     0.00
                                                                                          --------------
               (e)  Pre-Funded ARM Amount, if any
                      (Post Funding Payment Date)                                                   0.00
                                                                                          --------------

                                             Total Principal                                                     $ 3,534,575.96
                                                                                                                 --------------

6.   (a)  LIBOR                                                                                                        5.59188%
                                                                                                                 --------------
     (b)  Pass-Through Margin (.65% or .90%)                                                                              0.65%
                                                                                                                 --------------
     (c)  Available Funds Pass-Through Rate                                                                            6.24188%
                                                                                                                 --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - E
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 2

                                                      Distribution Date: 1/15/99
                                                           CUSIP# 393505 P63,P71
                                                                 P89,P97,Q21,Q39
                                                                 Q47,Q54,Q62,R79
                                                        Trust Account: 3337113-0

 7.  Class HE: A-5 IO Notional Principal Amount                                                                  $82,500,000.00
                                                                                                                 --------------

Class HE: A Certificates
------------------------

     Interest

 8.  Aggregate Current Interest
         (a)   Class HE: A-1A NAS Pass-through Rate                                                5.96%
                                                                                                   -----
         (b)   Class HE: A-1A NAS Interest                                                                       $   188,733.33
                                                                                                                 --------------
         (c)   Class HE: A-1B ARM Pass-through Rate (a floating rate per annum equal to the lesser of (a) LIBOR plus the Pass-Through Margin, or (b) the Available Funds Pass-Through Rate, but in no case
               more than 14%)                                                                   6.24188%
                                                                                                --------
         (d)   Class HE: A-1B ARM Interest                                                                       $ 1,656,698.98
                                                                                                                 --------------
         (e)   Class HE: A-1 (Underlying) Pass-through Rate                                      6.2375%
                                                                                                 -------
         (f)   Class HE: A-1 (Underlying) Interest                                                               $ 2,172,729.17
                                                                                                                 --------------
         (g)   Class HE: A-2 Pass-through Rate                                                    5.829%
                                                                                                  ------
         (h)   Class HE: A-2 Interest                                                                            $   831,555.43
                                                                                                                 --------------
         (i)   Class HE: A-3 Pass-through Rate                                                     6.01%
                                                                                                   -----
         (j)   Class HE: A-3 Interest                                                                            $   306,600.15
                                                                                                                 --------------
         (k)   Class HE: A-4 Pass-through Rate (floating rate equal to the Weighted
               Average Home Equity Contract Rate but in no event greater than 6.62%)                                      6.62%
                                                                                                                 --------------
         (l)   Class HE: A-4 Interest                                                                            $ 1,023,849.20
                                                                                                                 --------------
         (m)   Class HE: A-5 IO Pass-through Rate                                                  6.75%
                                                                                                   -----
         (n)   Class HE: A-5 IO Interest                                                                         $   587,812.50
                                                                                                                 --------------

 9.  Amount applied to Unpaid Class HE: A Interest Shortfall                                                     $         0.00
                                                                                                                 --------------

10.  Remaining Unpaid Class HE: A Interest Shortfall                                                             $         0.00
                                                                                                                 --------------

Class HE: M-1 Certificates
--------------------------

11.  Sub-Pool HE Amount Available less all preceding distributions                                               $19,042,446.21
                                                                                                                 --------------

     Interest on Class HE: M-1 Adjusted Principal Balance

12.  Class HI: M-1 Adjusted Principal Balance                                                                    $66,000,000.00
                                                                                                                 --------------

13.  Current Interest
     (a)  Class HE: M-1 Pass-through Rate                                                          6.93%
                                                                                                   -----
     (b)  Class HE: M-1 Interest                                                                                 $   482,790.00
                                                                                                                 --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - E
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 3

                                                      Distribution Date: 1/15/99
                                                           CUSIP# 393505 P63,P71
                                                                 P89,P97,Q21,Q39
                                                                 Q47,Q54,Q62,R79
                                                        Trust Account: 3337113-0

14.  Amount applied to Unpaid Class HE: M-1 Interest Shortfall                                                   $         0.00
                                                                                                                 --------------

15.  Remaining Unpaid Class HE: M-1 Interest Shortfall                                                           $         0.00
                                                                                                                 --------------

Class HE: M-2 Certificates
--------------------------

16.  Sub-Pool HE Amount Available less all preceding distributions                                               $18,559,656.21
                                                                                                                 --------------

     Interest on Class HE: M-2 Adjusted Principal Balance

17.  Class HE: M-2 Adjusted Principal Balance                                                                    $55,000,000.00
                                                                                                                 --------------

18.  Current Interest
     (a)  Class HE: M-2 Pass-through Rate (floating rate equal to the Weighted Average
          Home Equity Contract Rate, but in no event greater than 7.27%)                                                  7.27%
                                                                                                                 --------------
     (b)  Class HE: M-2 Interest                                                                                 $   422,063.89
                                                                                                                 --------------

19.  Amount applied to Unpaid Class HE: M-2 Interest Shortfall                                                   $         0.00
                                                                                                                 --------------

20.  Remaining Unpaid Class HE: M-2 Interest Shortfall                                                           $         0.00
                                                                                                                 --------------

     Reserve Account Loan

21.  (a)  Interest on Standard Rate Based Portion                                                                $   254,586.80
                                                                                                                 --------------
     (b)  Reserve Account Loan Fee                                                                               $    71,500.00
                                                                                                                 --------------

Class HE: A Certificates
------------------------

22.  Sub-Pool HE Amount Available less all preceding distributions                                               $17,811,505.52
                                                                                                                 --------------

     Principal

23.  Class HE: A Principal Distribution:

         (a)  Class HE: A-1A NAS                                                                                 $         0.00
                                                                                                                 --------------
         (b)  Class HE: A-1B ARM                                                                                 $ 3,534,575.96
                                                                                                                 --------------
         (c)  Class HE: A-1 (Underlying)                                                                         $ 4,062,875.62
                                                                                                                 --------------
         (d)  Class HE: A-2                                                                                      $ 2,862,172.65
                                                                                                                 --------------
         (e)  Class HE: A-3                                                                                      $         0.00
                                                                                                                 --------------
         (f)  Class HE: A-4                                                                                      $         0.00
                                                                                                                 --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - E
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 4

                                                      Distribution Date: 1/15/99
                                                           CUSIP# 393505 P63,P71
                                                                 P89,P97,Q21,Q39
                                                                 Q47,Q54,Q62,R79
                                                        Trust Account: 3337113-0

24.  Class HE: A Principal Balance:

     (a)  Class HE: A-1A NAS Principal Balance                                                                   $ 30,000,000.00
                                                                                                                 ---------------
     (b)  Class HE: A-1B ARM Principal Balance                                                                   $241,465,424.04
                                                                                                                 ---------------
     (c)  Class HE: A-1 (Underlying) Principal Balance                                                           $325,937,124.38
                                                                                                                 ---------------
     (d)  Class HE: A-2 Principal Balance                                                                        $132,287,827.35
                                                                                                                 ---------------
     (e)  Class HE: A-3 Principal Balance                                                                        $ 48,330,000.00
                                                                                                                 ---------------
     (f)  Class HE: A-4 Principal Balance                                                                        $146,520,000.00
                                                                                                                 ---------------

25.  Amount, if any, by which Class HE: A Formula Principal Distribution Amount
     exceeds the amount distributed pursuant to item (23)                                                        $          0.00
                                                                                                                 ---------------

     Class HE: Subordinate Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in January 2002)

26.  Sub-Pool HE Average Sixty-Day Deliquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Payment Date                                                             0.09%
                                                                                                                 ---------------
     (b)  Sub-Pool HE Average Sixty-Day Delinquency Ratio Test (arithmetic average
          of ratios for this month and two preceding months; may not exceed 10%)                                           0.09%
                                                                                                                 ---------------

27.  Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Payment Date                                                            0.93%
                                                                                                                 ---------------
     (b)  Sub-Pool HE Average Thirty-Day Delinquency Ratio Test ( arithmetic average
          of ratios for this month and two preceding months; may not exceed 12%)                                           0.93%
                                                                                                                 ---------------

28.  Sub-Pool HE Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for current Payment Date ( as a percentage
          of Cut-off Date Pool Principal Balance: may not exceed 7.5%.)                                                    0.00%
                                                                                                                 ---------------

29.  Sub-Pool HE Current Realized Losses Test

     (a)  Current Realized Losses for current Payment Date                                                       $          0.00
                                                                                                                 ---------------
     (b)  Current Realized Loss Ratio (total Realized Losses for most recent six months, multiplied by 2, divided by arithmetic
          average of Pool Scheduled Principal Balance for sixth preceding
          Payment Date and for current Payment Date; may not exceed 2.0%)                                                  0.00%
                                                                                                                 ---------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - E
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 5

                                                      Distribution Date: 1/15/99
                                                           CUSIP# 393505 P63,P71
                                                                 P89,P97,Q21,Q39
                                                                 Q47,Q54,Q62,R79
                                                        Trust Account: 3337113-0

Class HE: M-1 Certificates
--------------------------

30.  Sub-Pool HE Amount Available less all preceding distributions                                               $ 7,351,881.29
                                                                                                                 --------------

     Principal

31.  Class HE: M-1 Principal Distribution                                                                        $         0.00
                                                                                                                 --------------

32.  Class HE: M-1 Principal Balance                                                                             $66,000,000.00
                                                                                                                 --------------

33.  Amount, if any, by which Class HE: M-1 Formula Principal Distribution
     Amount exceeds the amount distributed pursuant to item (31)                                                 $         0.00
                                                                                                                 --------------

Class HE: M-2 Certificates
--------------------------

34.  Sub-Pool HE Amount Available less all preceding distributions                                               $ 7,351,881.29
                                                                                                                 --------------

     Principal

35.  Class HE: M-2 Principal Distribution                                                                        $         0.00
                                                                                                                 --------------

36.  Class HE: M-2 Principal Balance                                                                             $55,000,000.00
                                                                                                                 --------------

37.  Amount, if any, by which Class HE: M-2 Formula Principal Distribution
     Amount exceeds the amount distributed pursuant to item (35)                                                 $         0.00
                                                                                                                 --------------

     Liquidation Loss Interest

38.  Remaining Sub-Pool HE Amount Available                                                                      $ 7,351,881.29
                                                                                                                 --------------

Class HE: M-1 Certificates
--------------------------

 39. Class HE: M-1 Formula Liquidation Loss Interest Distribution Amount                                         $         0.00
                                                                                                                 --------------

 40. Amount applied to Unpaid Class HE: M-1 Liquidation Loss Interest Shortfall                                  $         0.00
                                                                                                                 --------------

 41. Remaining Unpaid Class HE: M-1 Liquidation Loss Interest Shortfall                                          $         0.00
                                                                                                                 --------------

Class HE: M-2 Certificates
--------------------------

 42. Class HE: M-2 Formula Liquidation Loss Interest Distribution Amount                                         $         0.00
                                                                                                                 --------------

 43. Amount applied to Unpaid Class HE: M-2 Liquidation Loss Interest Shortfall                                  $         0.00
                                                                                                                 --------------

 44. Remaining Unpaid Class HE: M-2 Liquidation Loss Interest Shortfall                                          $         0.00
                                                                                                                 --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - E
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 6

                                                      Distribution Date: 1/15/99
                                                           CUSIP# 393505 P63,P71
                                                                 P89,P97,Q21,Q39
                                                                 Q47,Q54,Q62,R79
                                                        Trust Account: 3337113-0

     Reserve Account Loan

45.  (a)  Interest on Risk Rate Based Portion                                                                    $          N/A
                                                                                                                 --------------
     (b)  Reserve Account Loan - Other Fees                                                                      $          N/A
                                                                                                                 --------------
     (c)  Reserve Account Loan Distribution Amount                                                               $          N/A
                                                                                                                 --------------

Class HE: B Certificates
------------------------

46.  Remaining Sub-Pool HE Amount Available                                                                      $ 7,351,881.29
                                                                                                                 --------------

     Interest

47.  Current Interest

     (a)  Class HE: B Pass-through Rate (floating rate equal to the Weighted
          Average Home Equity Contract Rate, but in no event greater than 8.5%)                                           8.50%
                                                                                                                 --------------
     (b)  Class HE: B Interest                                                                                   $   394,777.78
                                                                                                                 --------------

48.  Amount applied to Unpaid Class HE: B Interest Shortfall                                                     $         0.00
                                                                                                                 --------------

49.  Remaining Unpaid Class HE: B Interest shortfall                                                             $         0.00
                                                                                                                 --------------

     Principal

50.  Class HE:  B Principal Distribution                                                                         $         0.00
                                                                                                                 --------------

51.  Class HE: B Guaranty Payment                                                                                $         0.00
                                                                                                                 --------------

52.  Class HE: B Principal Balance                                                                               $44,000,000.00
                                                                                                                 --------------

53.  Amount, if any, by which (a) Class HE: B Formula Distribution Amount plus
     Class HE: B Liquidation Loss Principal Amount exceeds (b) Class HE: B
     Distribution Amount plus Guaranty Payment                                                                   $         0.00
                                                                                                                 --------------

54.  Class HE: B Adjusted Principal Balance                                                                      $44,000,000.00
                                                                                                                 --------------

Class HE: A-1B ARM Certificates
-------------------------------

55.  Remaining Sub-Pool HE Amount Available                                                                      $ 6,957,103.51
                                                                                                                 --------------

     Available Fund Limitation Interest

56.  Class HE: A-1B ARM Formula Available Funds Limitation Interest
     Distribution Amount                                                                                         $         0.00
                                                                                                                 --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - E
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 7

                                                      Distribution Date: 1/15/99
                                                           CUSIP# 393505 P63,P71
                                                                 P89,P97,Q21,Q39
                                                                 Q47,Q54,Q62,R79
                                                        Trust Account: 3337113-0

57.  Amount applied to Unpaid Class HE: A-1B ARM Available Funds
     Limitation Shortfall                                                                                       $            0.00
                                                                                                                -----------------

58.  Remaining Unpaid Class HE: A-1B ARM Available Funds Limitation Shorfall                                    $            0.00
                                                                                                                -----------------

59.  Addition to Sub-Pool HI Amount Available                                                                   $            0.00
                                                                                                                -----------------

Class HE: A, Class HE: M, and Class HE: B Certificates
------------------------------------------------------

60.  Pool Scheduled Principal Balance of Sub-Pool HE                                                            $1,089,540,375.77
                                                                                                                -----------------

     (a)  Group I Contracts                                                                                     $  408,437,124.38
                                                                                                                -----------------
     (b)  Group II Contracts                                                                                    $  409,637,827.35
                                                                                                                -----------------
     (c)  Adjustable Rate Home Equity Contracts                                                                 $  271,465,424.04
                                                                                                                -----------------

61.  Sub-Pool HE Pool Factors

     (a)  Class HE: A-1A NAS Pool Factor                                                                               1.00000000
                                                                                                                -----------------
     (b)  Class HE: A-1B ARM Pool Factor                                                                                .98557316
                                                                                                                -----------------
     (c)  Class HE: A-1 Pool Factor                                                                                     .98768826
                                                                                                                -----------------
     (d)  Class HE: A-2 Pool Factor                                                                                     .97882225
                                                                                                                -----------------
     (e)  Class HE: A-3 Pool Factor                                                                                    1.00000000
                                                                                                                -----------------
     (f)  Class HE: A-4 Pool Factor                                                                                    1.00000000
                                                                                                                -----------------
     (g)  Class HE: M-1 Pool Factor                                                                                    1.00000000
                                                                                                                -----------------
     (h)  Class HE: M-2 Pool Factor                                                                                    1.00000000
                                                                                                                -----------------
     (i)  Class HE: B Pool Factor                                                                                      1.00000000
                                                                                                                -----------------

62.  Home Equity Contracts Delinquent:

     Group I
      (a)  31-59 days                         3,630,758.99       64
                                              ------------   ------------
      (b)  60-89 days                           239,623.07        3
                                              ------------   ------------
      (c)  90 or more days                            0.00        0
                                              ------------   ------------

     Group II
      (a)  31-59 days                         3,320,461.19       50
                                              ------------   ------------
      (b)  60-89 days                           177,411.81        3
                                              ------------   ------------
      (c)  90 or more days                            0.00        0
                                              ------------   ------------

     Adjustable Rate
      (a)  31-59 days                         2,173,671.95       20
                                              ------------   ------------
      (b)  60-89 days                                 0.00        0
                                              ------------   ------------
      (c)  90 or more days                            0.00        0
                                              ------------   ------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - E
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 8

                                                      Distribution Date: 1/15/99
                                                           CUSIP# 393505 P63,P71
                                                                 P89,P97,Q21,Q39
                                                                 Q47,Q54,Q62,R79
                                                        Trust Account: 3337113-0

63.  Principal Balance of Defaulted Home Equity Contracts

     Group I
          180 or more days delinquent                                                                            $         0.00
                                                                                                                 --------------
          In Foreclosure                                                                                         $         0.00
                                                                                                                 --------------
          REO                                                                                                    $         0.00
                                                                                                                 --------------

     Group II
          180 or more days delinquent                                                                            $         0.00
                                                                                                                 --------------
          In Foreclosure                                                                                         $    76,500.00
                                                                                                                 --------------
          REO                                                                                                    $   199,376.63
                                                                                                                 --------------

     Adjustable Rate
          180 or more days delinquent                                                                            $         0.00
                                                                                                                 --------------
          In Foreclosure                                                                                         $   281,770.99
                                                                                                                 --------------
          REO                                                                                                    $         0.00
                                                                                                                 --------------

64.  Number of Liquidated Home Equity Contracts and Net Liquidated Loss

         Group I                                                                          #    0                 $         0.00
                                                                                          ----------             --------------
         Group II                                                                         #    0                 $         0.00
                                                                                          ----------             --------------
         Adjustable Rate                                                                  #    0                 $         0.00
                                                                                          ----------             --------------

65.  Number of Home Equity Contracts Remaining

     Group I                                                                                                         6,870
                                                                                                                 --------------
     Group II                                                                                                        6,684
                                                                                                                 --------------
     Adjustable Rate                                                                                                 2,253
                                                                                                                 --------------

66.  Sub-Pool HE Pre-Funded                                                                                      $         0.00
                                                                                                                 --------------

     ARM Amount                                                                                                  $         0.00
                                                                                                                 --------------
     Group I Amount                                                                                              $         0.00
                                                                                                                 --------------
     Group II Amount                                                                                             $         0.00
                                                                                                                 --------------

     Reserve Account

67.  Reserve Account Step-Down Amount                                                                            $         0.00
                                                                                                                 --------------

68.  Reserve Account Balance (after any Reserve Account Withdrawal Amount
     and Step-Down Amount on current Payment Date)                                                               $44,000,000.00
                                                                                                                 --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - E
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 9

                                                      Distribution Date: 1/15/99
                                                           CUSIP# 393505 P63,P71
                                                                 P89,P97,Q21,Q39
                                                                 Q47,Q54,Q62,R79
                                                        Trust Account: 3337113-0

     Reserve Account Loan

69.  Class HE B Adjusted Principal Balance plus amount by which Reserve
     Account Loan Balance exceeds Reserve Account Balance (after giving effect to Reserve Account Withdrawal Amount and Reserve Account
     Step-Down Amount on current Payment Date) divided by Sub-Pool HE
     Pool Scheduled Principal Balance                                                                            $          N/A
                                                                                                                 --------------

70.  (a)  Sub-Pool HE Sixty Day Delinquency Ratio                                                                           N/A
                                                                                                                 --------------
     (b)  0.65% Line (a)                                                                                                    N/A
                                                                                                                 --------------

71.  Sub-Pool HE Monthly Excess Cash Flow Percentage                                                                        N/A
                                                                                                                 --------------

72.  Sub-Pool HE Quarterly Monthly Excess Cash Flow Percentage                                                              N/A
                                                                                                                 --------------

73.  Sub-Pool HE Semi-Annual Monthly Excess Cash Flow Percentage                                                            N/A
                                                                                                                 --------------

74.  Sub-Pool HE Cumulative CPR                                                                                             N/A
                                                                                                                 --------------

75.  Reserve Account Loan Balance

     (a)  Before distributions on current Payment Date
              Reserve Account Loan Interest:  Standard Rate Based Portion                                        $44,000,000.00
                                                                                                                 --------------
                                              Risk Rate Based Portion                                            $   254,586.80
                                                                                                                 --------------
              Reserve Account Loan Fee                                                                           $    71,500.00
                                                                                                                 --------------
              Reserve Account Loan Balance                                                                       $44,000,000.00
                                                                                                                 --------------
              Reserve Account Loan-Other Fees                                                                    $         0.00
                                                                                                                 --------------

     (b) After distribution and Step-Down Amount on current Payment Date
              Reserve Account Loan Interest:  Standard Rate Based Portion                                        $         0.00
                                                                                                                 --------------
                                              Risk Rate Based Portion                                            $         0.00
                                                                                                                 --------------
              Reserve Account Loan Fee                                                                           $         0.00
                                                                                                                 --------------
              Reserve Account Loan Balance                                                                       $44,000,000.00
                                                                                                                 --------------
              Reserve Account Loan-Other Fees                                                                    $         0.00
                                                                                                                 --------------

Company, Trustee, Servicer, and Class C Subsidiary Certificates
---------------------------------------------------------------

76.  Monthly Servicing Fee                                                                                       $   458,333.33
                                                                                                                 --------------

77.  Reimbursement for unreimbursed:
         (a)  Advances                                                                                           $         0.00
                                                                                                                 --------------
         (b)  Class C Certificate 10.06 expenses                                                                 $         0.00
                                                                                                                 --------------
         (c)  Class HE: B Guaranty Payments                                                                      $         0.00
                                                                                                                 --------------

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - E
                                 MONTHLY REPORT
                                  DECEMBER 1998
                                     PAGE 10

                                                      Distribution Date: 1/15/99
                                                           CUSIP# 393505 P63,P71
                                                                 P89,P97,Q21,Q39
                                                                 Q47,Q54,Q62,R79
                                                        Trust Account: 3337113-0

78.  Class HE: B Guaranty Fee to Swap Reserve Account                                                            $ 2,750,000.00
                                                                                                                 --------------
     Swap Payment to Credit Suisse First Boston Management Corporation                                           $         0.00
                                                                                                                 --------------
     Balance to Class C Master Certificateholder                                                                 $ 2,750,000.00
                                                                                                                 --------------

79.  Class C Master Distribution Amount                                                                          $ 3,748,770.18
                                                                                                                 --------------


     Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 973-5800 with any questions regarding this Statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - E
                                 MONTHLY REPORT
                                  DECEMBER 1998

                                                Distribution Date:   1/15/99
                                                                   ------------
                                                           CUSIP#   393505 P89
                                                                   ------------
                                                    Trust Account:  3337121-0
                                                                   ------------

GRANTOR TRUST
-------------

      Class HE A-1
      ------------


   1.   The amount of the Swap Payment to be paid by the Trustee to the Swap
        Counterparty on the related Swap Payment Date                           $   2,172,729.17
                                                                                 ----------------

   2.   The amount of the Swap Payment to be received by the Trustee from the
        Swap Counterparty on the related Swap Payment Date                      $   2,202,872.10
                                                                                 ----------------

   3.   The Class HE A-1 Floating Pass-Through Rate                                     6.16188%
                                                                                 ----------------

   4.   The amount to be distributed to Certificateholders on such Payment
        Date that is allocable to interest                                      $   2,202,872.10
                                                                                 ----------------

   5.   The amount to be distributed to Certificateholders on such Payment
        Date that is allocable to principal                                     $   4,062,875.62
                                                                                 ----------------

   6.   The Certificate Principal Balance after giving effect to the
        distribution of principal on such Payment Date; and                     $ 325,937,124.38
                                                                                 ----------------